EXTENSION AGREEMENT

THIS EXTENSION AGREEMENT is made effective as of the 22nd day of June, 2005, by and among Phage Genomics, Inc. (the “Optionee”), K. Ian Matheson (“Matheson”), Searchlight Minerals, Inc., Pass Minerals Inc., Michael D. Anderson, Farrell Drozd, and Michael I. Matheson, (together the “Optionors”) (the "Extension Agreement").

WHEREAS:

A.         The Optionors, the Optionee and Matheson are parties to a Letter Agreement dated as of February 8, 2005, (the "Letter Agreement"), wherein the Optionors agreed to assign, subject to the fulfillment of certain conditions, all of their right title and interest in the following Nevada mineral claim to the Optionee:

Nevada Mineral Claim	Serial Number
Rio Raga 306	NMC 715676

B.          The Optionors and the Optionee mutually desire to extend the corporate restructuring date set out in Section 7 to the Letter Agreement (the “Restructuring Date”) upon the terms and conditions set forth herein.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises contained herein and for other good and valuable consideration, the parties agree as follows:

1.          Extension of Restructuring Date. Section 7 of the Letter Agreement is hereby revised to read as follows:

“Phage is completing a corporate restructuring and Phage will issue the securities as set forth in this agreement upon completion of the restructuring which will be completed on or before June 30, 2005.”

2.          No Other Modification. The parties confirm that the terms, covenants and conditions of the Letter Agreement remain unchanged and in full force and effect, except as modified by this Agreement.

3.          Headings. The headings of the various sections of this Extension Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Extension Agreement.

4.          Counterparts. This Extension Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

5.          Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

6.          Entire Agreement. This Extension Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Extension Agreement as of the date first written above.

PHAGE GENOMICS, INC.	PASS MINERALS INC.
by its authorized signatory:	by its authorized signatory:

/s/ K. Ian Matheson	/s/ K. Ian Matheson
Signature of Authorized Signatory	Signature of Authorized Signatory

K. Ian Matheson	K. Ian Matheson
Name of Authorized Signatory	Name of Authorized Signatory

President	President
Position of Authorized Signatory	Position of Authorized Signatory

SEARCHLIGHT MINERALS, INC.
by its authorized signatory:

/s/ K. Ian Matheson
Signature of Authorized Signatory

K. Ian Matheson
Name of Authorized Signatory

President
Position of Authorized Signatory

SIGNED, SEALED AND DELIVERED
BY K. IAN MATHESON in the presence of:

/s/ Bill Trempe
Signature of Witness
/s/ K. Ian Matheson
Bill Trempe	K. IAN MATHESON
Name of Witness

651 Thousand Oaks
Address of Witness

SIGNED, SEALED AND DELIVERED
BY MICHAEL D. ANDERSON in the presence of:

/s/ Betty R. Trempe	/s/ Michael D. Anderson
Signature of Witness	MICHAEL D. ANDERSON

Betty R. Trempe
Name of Witness

2215 Lucerne Circle
Henderson, NV 89014
Address of Witness

SIGNED, SEALED AND DELIVERED
BY FARRELL DROZD in the presence of:

/s/ Bill Trempe
Signature of Witness	/s/Farrell Drozd
FARRELL DROZD
Bill Trempe
Name of Witness

651 Thousand Oaks
Address of Witness

SIGNED, SEALED AND DELIVERED
BY MICHAEL I. MATHESON in the presence of:

/s/ Robert L. Moser	/s/Michael I. Matheson
Signature of Witness	MICHAEL I. MATHESON

Robert L. Moser
Name of Witness

3907 Martin Pkway
Colleyworth, TX 76034
Address of Witness